UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 2, 2004

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

            Oregon                    0-27938                 93-1193156
  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Effective December 2, 2004, Lori R. Boyd was elected to the Board of Directors of Columbia Bancorp and its subsidiary Columbia River Bank. Ms. Boyd will serve as the financial expert for audit committee.

Other than normal banking relationships, there are no transactions or arrangements between Ms. Boyd and Columbia Bancorp.


Item 9.01. Exhibits.

(c)  Exhibits

99.1     Press Release dated December 2, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2004                /s/ Roger L. Christensen
                                       ------------------------
                                       Roger L. Christensen, President and
                                       Chief Executive - Columbia River Bank;
                                       President and Chief Executive Officer -
                                       Columbia Bancorp


Dated: December 2, 2004                /s/ Greg B. Spear
                                       -----------------
                                       Greg B. Spear, Executive Vice President,
                                       Chief Financial Officer - Columbia River
                                       Bank; and Chief Financial Officer -
                                       Columbia Bancorp